UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2015

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

1-16483

(Commission File Number)

Virginia	52-2284372
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 25, 2015, we issued an aggregate principal amount £400 million in fixed rate notes due 2035 (the “Notes”). The Notes were issued pursuant to an Indenture, dated as of March 6, 2015 (the “Indenture”), by and between us and Deutsche Bank Trust Company Americas, as trustee, as supplemented and modified in respect of the Notes by an officers’ certificate of the Company under Section 301 of the Indenture, dated as of November 25, 2015 (the “301 Certificate”). We filed with the Securities and Exchange Commission (the “SEC”) the form of the Indenture without the March 6, 2015 execution date together with our Registration Statement (as defined below) on March 5, 2014.

We have filed with the SEC a Prospectus, dated as of March 5, 2014, and a Prospectus Supplement for the Notes, dated as of November 25, 2015, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-194330) (the “Registration Statement”) in connection with the offering of the Notes. We are filing the items listed below as exhibits to this Current Report for the purpose of incorporating them as exhibits to the Registration Statement.

Also on November 25, 2015, we issued a press release announcing the pricing and results of our previously announced cash tender offer for any and all of our 7.25% Notes due 2018.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

4.1	Indenture (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (Reg. No. 333-194330) filed with the SEC on March 5, 2014)

4.2	301 Certificate

4.3	Specimen of Note

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated November 25, 2015

5.2	Opinion of Hunton & Williams LLP, dated November 25, 2015

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2 hereto)

99.1	Mondelēz International, Inc. Press Release, dated November 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Carol J. Ward
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date: November 25, 2015

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (Reg. No. 333-194330) filed with the SEC on March 5, 2014)

4.2	301 Certificate

4.3	Specimen of Note

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated November 25, 2015

5.2	Opinion of Hunton & Williams LLP, dated November 25, 2015

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2 hereto)

99.1	Mondelēz International, Inc. Press Release, dated November 25, 2015